UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  November 22, 2009


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of registrant as specified in its charter)

         Nevada                   001-14237                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                730 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)

                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On November 22, 2009, People's United Financial, Inc.
("People's United") and Financial Federal Corporation ("Financial
Federal") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which People's United will acquire
Financial Federal.

     Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of both companies, Financial Federal will be merged with and into People's United (the "Merger"). Upon effectiveness of the Merger, each outstanding share of Financial Federal's common stock, other than shares owned by People's United or Financial Federal, will be converted into the right to receive a combination of (i) one share of common stock of People's United and (ii) $11.27 in cash, without interest.

     Consummation of the Merger is subject to certain conditions, including, among others, the approval of the Merger Agreement by Financial Federal's stockholders and the receipt of required regulatory approvals. The Merger Agreement contains customary representations, warranties and covenants of People's United and Financial Federal. Financial Federal has also agreed to call a meeting of its stockholders to consider approval of the Merger and that the Financial Federal board of directors will recommend approval of the Merger Agreement by Financial Federal's stockholders, subject to certain exceptions to permit the Financial Federal directors to comply with their fiduciary duties.

     Financial Federal has generally agreed not to solicit proposals relating to alternative business combination transactions, enter into discussions or negotiations concerning, or provide confidential information in connection with, alternative business combination transactions or approve an alternative business combination transaction. However, the Merger Agreement permits Financial Federal to take one or more of the prohibited actions referred to above, subject to the provisions of the Merger Agreement, in response to certain unsolicited business combination proposals. If Financial Federal concludes that an alternative business combination proposal is a superior proposal, upon compliance with the applicable terms of the Merger Agreement, Financial Federal may terminate the Merger Agreement (subject to its payment of the termination fee referred to below).

     The Merger Agreement contains certain termination rights for both People's United and Financial Federal and further provides that, upon the termination of the Merger Agreement under specified circumstances, generally including an alternative business combination transaction, Financial Federal will owe People's United a cash termination fee of up to $25,830,000.

     The foregoing description of the Merger Agreement is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement contains customary representations and warranties of People's United and Financial Federal made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between People's United and Financial Federal and are not intended to provide factual, business, or financial information about People's United or Financial Federal. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk between People's United and Financial Federal rather than establishing matters as facts.

Additional Information
----------------------
This communication is being made in respect of the proposed Merger involving People's United and Financial Federal. In connection with the proposed Merger, People's United will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a proxy statement of Financial Federal that also constitutes a prospectus of People's United. Financial Federal will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People's United and Financial Federal with the SEC at the SEC's website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People's United website at www.peoples.com under the tab "Investor Relations" and then under the heading "Financial Information" or by accessing Financial Federal's website at www.financialfederal.com under the tab "Investor Relations - SEC Filings".

Participants in this Transaction
--------------------------------
People's United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of People's United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find information about Financial Federal's executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People's United or Financial Federal using the contact information above.


Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits.

       The following exhibits are filed herewith:

       2.1        Agreement and Plan of Merger, dated as
                  of November 22, 2009, by and between
                  People's United Financial, Inc. and
                  Financial Federal Corporation


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By:  /s/ Steven F. Groth
                                            -------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial
                                            Officer)


November 24, 2009
-----------------
(Date)

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                          EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    -------------------------------------------------

2.1 Agreement and Plan of Merger, dated as of November 22, 2009, by and between People's
               United Financial, Inc. and Financial Federal
               Corporation